Exhibit 10.16

FORM OF SUBSCRIPTION AGREEMENT FOR

INSTITUTIONAL OR INDIVIDUAL ACCREDITED INVESTORS

SBM Financial, Inc.

190 Water Street

Gardiner, Maine 04345

Dear Sirs:

In connection with the undersigned’s proposed purchase of the shares of common stock, par value $0.01 per share (the “Shares”), of SBM Financial, Inc. (the “Company”) from the Company, the undersigned confirms that:

1.	Upon the terms and subject to the conditions set forth in this letter and subject to the conditions, representations and warranties and agreements of the Company contained in Exhibit A hereto, the undersigned, on the undersigned’s own behalf and on behalf of each Account (defined below), if any, hereby subscribes for and agrees to purchase from the Company such number of Shares as is set forth on the signature page of this letter at a price equal to $100.00 per share (the “Purchase Price”) on the terms provided for herein. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands and agrees that the Company reserves the right to accept or reject the undersigned’s and/or any Account’s subscription for the Shares for any reason or for no reason, in whole or in part, at any time prior to its acceptance by the Company, and the same shall be deemed to be accepted by the Company only when this Subscription Agreement is signed by a duly authorized person by or on behalf of the Company; the Company may do so in counterpart form. In the event of rejection of the entire subscription, the undersigned’s and/or any Account’s payment hereunder will be returned promptly to the undersigned along with this Subscription Agreement, and this Subscription Agreement shall have no force or effect. In the event of rejection of part of the subscription, (i) the undersigned shall have the right to terminate this subscription in its entirety and (ii) the undersigned’s and/or any Account’s payment hereunder for the rejected portion will be returned promptly to the undersigned.

2.	The undersigned has received a copy of the private placement memorandum, dated April 30, 2010 relating to the offering of the Shares described therein (collectively, the “Private Placement Memorandum”), and the undersigned understands and agrees that the Private Placement Memorandum speaks only as of its date and that the information contained in the Private Placement Memorandum may not be correct or complete as of any time subsequent to that date.

3.	The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees to deliver [ ], on the Closing Date, as notified by the Company, the Purchase Price by wire transfer of United States dollars in immediately available funds pursuant to instructions to be provided by the Company. The “Closing Date” is the date SBM shall release or deliver the Shares sold in the Offering, which shall follow (and be subject to) final regulatory approval to complete the Recapitalization (as defined in the Private Placement Memorandum).

4.	The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands and agrees that the Shares are being offered in a transaction not involving any public offering within the United States within the meaning of Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and that the Shares have not been registered under the Securities Act and, unless so registered, may not be sold except as permitted in the following sentence. The undersigned agrees, on its own behalf and on behalf of each Account, if any, that, if in the future it decides to offer, resell, pledge or otherwise transfer such Shares prior to the date which is one year after the date of purchase (the “Resale Restriction Termination Date”), such Shares may be offered, resold, pledged or otherwise transferred only (a) to the Company or a subsidiary thereof, (b) pursuant to a registration statement that has been declared and is effective under the Securities Act, or (c) pursuant to any other available exemption from the registration requirements of the Securities Act, subject in each of the foregoing cases to any requirement of law that the disposition of the undersigned’s property or the property of any such Account be at all times within the undersigned or such Account’s control and subject to compliance with any applicable state securities laws. The foregoing restrictions on resale will not apply subsequent to the Resale Restriction Termination Date. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the registrar and transfer agent for the Shares will not be required to accept for registration of transfer any Shares acquired by it, except upon presentation of evidence satisfactory to the Company and the transfer agent that an exemption to the registration requirement under the Securities Act and the rules and regulations thereunder have been complied with. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, further understands that any certificates representing Shares acquired by it will bear a legend reflecting the substance of this paragraph. The undersigned acknowledges, on its own behalf and on behalf of each Account, if any, that the Company reserves the right to restrict any offer, sale or other transfer of the Shares pursuant to clause (c) above prior to the Resale Restriction Termination Date, and, in connection with any such offer, sale or other transfer pursuant to such clause (c), to require the completion, execution and delivery of a letter from the transferee substantially in the form of Annex II to the Private Placement Memorandum and certifications and other information satisfactory to the Company and the registrar and transfer agent and an opinion of counsel approved by the Company and the registrar and transfer agent to ensure compliance with the Securities Act and the rules and regulations thereunder.

5.	The undersigned (check applicable box):

☐	is an “accredited investor” within the meaning of Rule 501 under the Securities Act and is purchasing Shares only on its own behalf and not for the account of any other person or entity, or

☐

is acting and purchasing (or proposes to purchase) Shares on behalf of itself and/or the persons, entities or accounts (each, an “Account” and collectively, “Accounts”) set forth on Schedule A hereto (provide the requested information on Schedule A). The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, represents and warrants that the undersigned and each Account is an “accredited investor” within the meaning of Rule 501 under the Securities Act, as noted on Schedule A under “Eligibility.”

6.	The undersigned and each Account, if any, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Shares, and each of the undersigned and each Account, if any, is able to bear the economic risk of such investment and can afford the complete loss of such investment. The undersigned, and each Account, if any, is aware that there are substantial risks incident to the purchase of the Shares, including those summarized under “Risk Factors” in the Private Placement Memorandum.

7.	The undersigned was not formed for the specific purpose of acquiring the Shares.

8.	The undersigned and each Account, if any, is acquiring the Shares for the undersigned’s own account or for each Account, if any, and is authorized to make the representations contained herein, and the agreement set forth in paragraph 18 hereof, contained in this letter.

9.	The undersigned has received such information as the undersigned deems necessary in order to make an investment decision on the undersigned’s own behalf and on behalf of each Account, if any, with respect to the Company and the Shares. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that the undersigned, each Account and their advisor(s), if any, have had the right to obtain access to documentation regarding the Company contained in the Data Room as described in the PPM and the right to ask questions of and receive answers from the Company and its officers and directors, and to obtain such information concerning the terms and conditions of this offering of the Shares, as the undersigned and the undersigned’s advisor(s), if any, deem necessary or relevant to making an investment in the Shares. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, represents and agrees that the undersigned and the undersigned’s advisor(s), if any, have asked such questions, received such answers and obtained such information as the undersigned deems necessary or relevant to making an investment in Shares. The undersigned became aware of this offering of the Shares and the Shares were offered to the undersigned solely by means of the Private Placement Memorandum or by direct contact between the undersigned or you. The undersigned did not become aware of, nor were the Shares offered to the undersigned by any other means, including, in each case, by any form of general solicitation or general advertising. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that the Company believes the Shares offered pursuant to the Private Placement Memorandum are not being offered in a manner involving a public offering under, or in a distribution in violation of, the Securities Act, or any state securities laws.

10.	The undersigned (check applicable box):

☐	is an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

☐	is not an “affiliate” (as defined in Rule 144 under the Securities Act) of the Company or acting on behalf of an affiliate of the Company.

11.	The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, represents and warrants that, to its knowledge, neither the undersigned nor any Account, nor, to the undersigned’s knowledge, any person or entity controlling, controlled by or under common control with the undersigned, nor any other person or entity on whose behalf the undersigned is acting: (i) is a person or entity listed in the annex to Executive Order No. 13224 (2001) issued by the President of the United States (Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism); (ii) is named on the List of Specially Designated Nationals and Blocked Persons maintained by the U.S. Office of Foreign Assets Control (OFAC); (iii) is a non-U.S. shell bank or is providing banking services indirectly to a non-U.S. shell bank; (iv) is a senior non-U.S. political figure or an immediate family member or close associate of such figure; or (v) is otherwise prohibited from investing in the Company pursuant to applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules or orders (categories (i) through (v) collectively, a “Prohibited Investor”). The undersigned agrees to provide the Company, promptly upon request, all information that the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. The undersigned consents to the disclosure to U.S. regulators and law enforcement authorities by the Company and its affiliates and agents of such information about the undersigned as the Company reasonably deems necessary or appropriate to comply with applicable U.S. anti-money laundering, antiterrorist and asset control laws, regulations, rules and orders. If the undersigned is a financial institution that is subject to the PATRIOT Act, Public Law No. 107-56 (October 26, 2001) (the “Patriot Act”), the undersigned represents that the undersigned has met all of its obligations under the Patriot Act. The undersigned acknowledges that if, following the investment in the Shares by the undersigned, the Company reasonably believes that the undersigned is a Prohibited Investor or is otherwise engaged in suspicious activity or refuses to provide promptly information that the Company requests, the Company has the right or may be obligated to prohibit additional investments, segregate the assets constituting the investment in accordance with applicable regulations or immediately require the undersigned to transfer the Shares. The undersigned further acknowledges that the undersigned will not have any claim against the Company or any of its affiliates or agents for any form of damages as a result of any of the foregoing actions.; provided they are required by law and taken reasonably after an opportunity for the undersigned to object.

12.

The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that KBW has acted as agent for the Company in connection with the sale of the Shares. The undersigned, on the undersigned’s own behalf and on behalf of each

Account, if any, understands and agrees that the undersigned for each Account, as applicable, is purchasing Shares directly from the Company and not from KBW and that KBW did not make any representations, declarations or warranties to the undersigned or any Account regarding the Shares the Company or the Company’s offering of the Shares. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that KBW is a securities firm engaged in securities, trading, and brokerage activities and providing investment banking and financial advisory services. In the ordinary course of business KBW and its affiliates may from time to time perform various investment banking, financial advisory and brokerage services for the Company (the “Designated Services”). The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, agrees that KBW and/or its affiliates may purchase Shares in the Offering (the “Potential Purchase”) and that such purchase will not constitute a conflict of interest by KBW as an agent of the Company with respect to a sale by the Company of its shares. The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, consents to KBW’s actions as set forth in the foregoing and hereby waives any claims, actions, liabilities, damages or demands it may have against KBW in connection with the foregoing and/or in connection with any alleged conflict of interest arising from the Designated Services or the Potential Purchase.

13.	The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, understands that there is no established market for the Shares and there is no expectation that a public market for the Shares will develop.

14.	The undersigned, on the undersigned’s own behalf and on behalf of each Account, if any, acknowledges that KBW, the Company and others will rely on the acknowledgments, representations and warranties contained in this letter. The undersigned agrees to promptly notify KBW and the Company if any of the acknowledgments, representations and warranties set forth herein are no longer accurate.

15.	Neither this Subscription Agreement nor any rights that may accrue to the undersigned hereunder may be transferred or assigned.

16.	KBW and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

17.	The undersigned acknowledges that its email address is being provided to the Company, and the undersigned consents to receive email communications from the Company on or after the date hereof for any purpose.

18.	The undersigned, on its behalf or on behalf of each Account it represents, by execution of this Subscription Agreement, hereby approves of and consents to, as a shareholder of the Company upon Closing, the merger of Savings Bank of Maine Bancorp (“Bancorp”) with and into the Company, as described in the Private Placement Memorandum under “Recapitalization.”

THIS SUBSCRIPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD REQUIRE THE APPLICATION OF THE LAW OF ANY OTHER STATE.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS OF THE STATE OF NEW YORK AND TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, FOR THE PURPOSE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS WITH RESPECT TO SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED EXCLUSIVELY IN ANY STATE OR FEDERAL COURT SITTING IN THE CITY OF NEW YORK. EACH OF THE PARTIES HERETO HEREBY AGREES THAT A FINAL JUDGMENT IN ANY ACTION OR, PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY CONSENTS TO THE SERVICE OF THE SUMMONS AND COMPLAINT AND ANY OTHER PROCESS IN ANY OTHER ACTION OR PROCEEDING RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, ON BEHALF OF ITSELF OR ITS PROPERTY, BY THE PERSONAL DELIVERY OF COPIES OF SUCH PROCESS TO SUCH PARTY. NOTHING IN THIS PARAGRAPH SHALL AFFECT THE RIGHT OF ANY PARTY TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT BROUGHT IN THE COURTS REFERRED TO ABOVE, AND FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[Signature Page and Purchaser Questionnaire Follow]

NOTE: YOU MUST COMPLETE AND SIGN THE PURCHASER QUESTIONNAIRE ATTACHED HERETO.

IN WITNESS WHEREOF, the undersigned has caused this Subscription Agreement to be executed by its duly authorized representative as of the date set forth below.

Signature of Investor Consent Under Section 18	Signature of Joint Investor, if applicable Consent Under Section 18

Name of Investor (please print)	Name of Joint Investor, if applicable (please print)
Please indicate name and capacity of person signing above, if the joint investor is not a natural person	Please indicate name and capacity of person signing above, if the joint investor is not a natural person

Name in which shares are to be registered (if different)	Name of Joint Investor, if applicable (please print)

Date: , 2010

Signature Page to Subscription

Agreement

If the investor is a natural person, the investor’s State/Province of residence is:

If there are Joint Investors, please check one:

Joint Tenants with Rights of Survivorship

Tenants-in-Common

Community Property

If the investor is not a natural person, it:

•	is the following type of organization:

•	is organized under the laws of:

•	has its principal place of business in:

•	was formed for the purpose of:

Investor’s Social Security Number or EIN:

Business Address - Street
City	State	Zip Code

Attn:

Telephone No.:

Facsimile No.:

Email Address:

Mailing Address – Street (if different)
City	State	Zip Code

Attn:

Telephone No.:

Facsimile No.:

Email Address:

Number of shares subscribed for:

Subscription Amount:

The Subscription Amount is to be paid into an Escrow Account pursuant to instructions to be provided by the Company, and shall be paid no less than one business day and no more than five business days prior to the Closing Date, as notified by the Company. To the extent the offering is oversubscribed, the number of Shares received may be less than the number subscribed for.

NOTE: THE FOLLOWING MUST BE COMPLETED

Name of DTC Participant:

DTC Participant Number:

Investor’s Account Number with DTC Participant:

If Joint Ownership, check one:

☐	Joint Tenants w/Rights of Survivorship

☐	Tenants-in-Common

☐	Community Property

EXHIBIT A

CONDITIONS, REPRESENTATIONS AND WARRANTIES

AND AGREEMENTS OF COMPANY

This Agreement is made on the date shown on the signature page hereof by and between SBM Financial, Inc., a Maryland corporation, and each Investor executing a Subscription Agreement (“Purchaser”).

The Savings Bank of Maine, a federal savings bank (the “Bank”), the Savings Bank of Maine Bancorp, a federal corporation that owns 100% of the stock of the Bank (“Federal Bancorp”), and the Savings Bank of Maine Bancorp, MHC, a federal corporation that owns 100% of the capital stock of Federal Bancorp (the “MHC”) have adopted a Plan of Voluntary Supervisory Conversion (the “Plan”), and have filed an application for voluntary supervisory conversion (the “Conversion Application”), which has been approved by the Office of Thrift Supervision (“OTS”), pursuant to which (i) MHC will merge into Bancorp, with Bancorp as the surviving entity; (ii) SBM Financial, Inc., a Maryland corporation formed to become the parent holding company for the Bank (“SBM” or the “Company”) shall offer for sale in a private placement (the “Offering”), 600,000 shares of common stock of SBM, par value $0.01 per share (the “Common Stock”), (iii) Bancorp will merge into SBM, with SBM as the surviving entity and as a result of which merger SBM will own 100% of the capital stock of the Bank (steps (i) through (iii) sometimes are collectively referred to as the “Conversion”). The shares of the Common Stock to be issued and sold shall be referred to herein as the “Shares.” SBM has filed with the OTS its application on Form H-(e)1 (together with any other required ancillary applications and/or notices, the “SBM Application”) to become a unitary savings and loan holding company under the Home Owners’ Loan Act (“HOLA”) and the regulations promulgated thereunder.

In connection with the Subscription Agreement (“Subscription Agreement”) to which this Exhibit A is attached, the Company hereby agrees with each Purchaser as follows:

ARTICLE I

DEFINITIONS

1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms shall have the meanings indicated in this Article I:

“Action” means any action, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the Company’s Knowledge, threatened in writing against the Company, any Subsidiary or any of their respective properties or any officer, director or employee of the Company or any Subsidiary acting in his or her capacity as an officer, director or employee before or by any federal, state, county, local or foreign court, arbitrator, governmental or administrative agency, regulatory authority, stock market, stock exchange or trading facility.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly through one or more intermediaries, Controls, is controlled by or is under common control with such Person, as such terms are used in and construed under Rule 405 under the Securities Act. With respect to Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as Purchaser will be deemed to be an Affiliate of Purchaser.

“Closing” means the closing of the purchase and sale of the Shares pursuant to this Agreement.

“Closing Date” means May 25, 2010.

“Commission” means the Securities and Exchange Commission

“Common Stock” has the meaning set forth in the Recitals, and also includes any securities into which the Common Stock may hereafter be reclassified or changed.

“Company Deliverables” has the meaning set forth in Section 2.2(a).

“Company’s Knowledge” means with respect to any statement made to the knowledge of the Company, that the statement is based upon the actual knowledge of the executive officers of the Company having responsibility for the matter or matters that are the subject of the statement after reasonable investigation.

“Control” (including the terms “controlling”, “controlled by” or “under common control with”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Environmental Laws” has the meaning set forth in Section 4(l).

“Escrow Agreement” means the Escrow Agreement dated as of May 20, 2010 between the Company and U.S. Bank National Association, as escrow agent.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

“GAAP” means U.S. generally accepted accounting principles, as applied by the Company.

“Intellectual Property” has the meaning set forth in Section 4(r).

“Lien” means any lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind.

“Material Adverse Effect” means any of (i) a material and adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material and adverse effect on the results of operations, assets, properties, business, condition (financial or otherwise) or prospects of the Company and the Subsidiaries, taken as a whole, or (iii) any adverse impairment to the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document.

“Material Contract” means any contract agreement, understandings or instruments (oral or written) that is material to the Company or, as the case may be, to MHC.

“Material Permits” has the meaning set forth in Section 4(p).

“Outside Date” means the thirtieth day following the date of this Agreement; provided that if such day is not a Business Day, the first day following such day that is a Business Day.

“Person” means an individual, corporation, partnership, limited liability company, trust, business trust, association, joint stock company, joint venture, sole proprietorship, unincorporated organization, governmental authority or any other form of entity not specifically listed herein.

“Placement Agent” means Keefe Bruyette & Woods, Inc.

“PPM” means the Private Placement Memorandum of the Company, dated April 30, 2010, with respect to the offering of the Shares.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Purchase Price” means One Hundred Dollars ($100.00) per share.

“Registration Rights Agreement” means the Registration Rights Agreement between the Company and Purchaser granting Purchaser certain registration rights for the Shares, to be entered into at the Closing and delivered to the Purchaser with the Subscription Agreement.

“Required Approvals” has the meaning set forth in Section 4(e).

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Secretary’s Certificate” has the meaning set forth in Section 2.2(a)(vi).

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” has the meaning set forth in the Recitals.

“Subscription Agreement” has the meaning set forth in the Recitals

“Subscription Amount” means the amount set forth in the Subscription Agreement.

“Subsidiary” means any entity in which the Company or MHC, directly or indirectly, owns sufficient capital stock or holds a sufficient equity or similar interest such that it is consolidated with the Company or MHC in the financial statements of the Company or MHC.

“Transaction Documents” means this Agreement, the schedules and exhibits attached hereto, the Subscription Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

ARTICLE II

CLOSING MECHANICS

2.1 Purchase and Payment

(a) Purchase of Shares. Subject to the terms and conditions set forth in this Agreement, at the Closing the Company shall issue and sell to the Purchaser, and the Purchaser shall, purchase from the Company, the number of Shares set forth below such Purchaser’s name on the signature page of this Agreement at a per Share price equal to the Purchase Price.

(b) Closing. The Closing of the purchase and sale of the Shares shall take place at the offices of Pierce Atwood LLP, Portland, Maine, on the Closing Date or at such other locations or remotely by facsimile transmission or other electronic means as the parties may mutually agree.

(c) Form of Payment. Unless otherwise agreed to by the Company and Purchaser on the Closing Date, (1) the Company shall deliver to Purchaser one or more stock certificates, evidencing the number of Shares set forth on Purchaser’s signature page to this Agreement and (2) upon receipt thereof, Purchaser shall wire its Subscription Amount, in United States dollars and in immediately available funds, in accordance with the Company’s written wire transfer instructions.

2.2 Closing Deliveries.

(a) On or prior to the Closing, the Company shall issue, deliver or cause to be delivered to Purchaser the following (the “Company Deliverables”):

(i) this Exhibit A to the Subscription Agreement, duly executed by the Company;

(ii) one or more stock certificates, evidencing the Shares subscribed for by Purchaser hereunder, registered in the name of Purchaser or as otherwise set forth on the Stock Certificate Questionnaire and in form satisfactory to Purchaser (the “Stock Certificates”);

(iii) a legal opinion of Company Counsel, dated as of the Closing Date and in the form attached hereto as Exhibit A, executed by such counsel and addressed to the Company and Purchaser;

(iv) legal opinions of Pierce Atwood, dated as of the Closing Date and in the form attached hereto as Exhibit B, executed by such counsel and addressed to the Company and the Purchaser;

(v) the Registration Rights Agreement, duly executed by the Company; and

(vi) a certificate of the Secretary of the Company (the “Secretary’s Certificate”), dated as of the Closing Date, (a) certifying the resolutions adopted by the Board of Directors of the Company or a duly authorized committee thereof approving the transactions contemplated by this Agreement and the other Transaction Documents and the issuance of the Shares, (b) certifying the current versions of the articles of incorporation, as amended, and by-laws, as amended, of the Company and (c) certifying as to the signatures and authority of persons signing the Transaction Documents and related documents on behalf of the Company;

(vii) the Compliance Certificate referred to in Section 3(g); and

(viii) the Escrow Agreement, duly executed by the Company and U.S. Bank National Association, as escrow agent.

(b) On or prior to the Closing, Purchaser shall deliver or cause to be delivered to the Company the following (the “Purchaser Deliverables”):

(i) this Agreement, duly executed by such Purchaser;

(ii) its Subscription Amount, in U.S. dollars and in immediately available funds, in the amount indicated below such Purchaser’s name on the applicable signature page hereto under the heading “Aggregate Purchase Price (Subscription Amount)” by wire transfer in accordance with the Company’s written instructions; and

(iii) a fully completed and duly executed Accredited Investor Questionnaire, reasonably satisfactory to the Company, and Stock Certificate Questionnaire in the forms attached to the Subscription Agreement.

ARTICLE III

CLOSING CONDITIONS

The obligation of Purchaser to acquire Shares at the Closing is subject to the fulfillment to such Purchaser’s satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Purchaser:

(a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct as of the date when made and as of the Closing Date, as though made on and as of such date, except for such representations and warranties that speak as of a specific date.

(b) Performance. The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing.

(c) No Injunction. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

(d) Consents. The Company shall have obtained in a timely fashion any and all consents, permits, approvals, registrations and waivers necessary for consummation of the purchase and sale of the Shares (including all Required Approvals), all of which shall be and remain so long as necessary in full force and effect.

(e) Minimum Purchase. The Company shall have issued and sold a minimum of 600,000 shares (inclusive of the shares acquired by Purchaser hereunder) substantially simultaneously with the Closing hereunder.

(f) Company Deliverables. The Company shall have delivered to Purchaser the Company Deliverables in accordance with Section 2.2(a).

(g) Compliance Certificate. The Company shall have delivered to each Purchaser a certificate, dated as of the Closing Date and signed by its Chief Executive Officer or its Chief Financial Officer, dated as of the Closing Date, certifying to the fulfillment of the conditions specified in this Article III.

(h) Conversion. The steps of the Conversion outlined in the Preamble and the Recapitalization described at pages 14-17 of the Private Placement Memorandum shall be completed as part of the Closing.

(i) Restructuring of Holding Company Loan. The Holding Company Loan shall have been restructured as described in the Private Placement Memorandum at pages 12 and 15, and the holder thereof shall have waived any previous defaults.

(h) Termination. This Agreement shall not have been terminated as to Purchaser in accordance with Article VI herein.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF COMPANY

The Company hereby represents and warrants as of the date hereof and the Closing Date (except for the representations and warranties that speak as of a specific date, which shall be made as of such date), to Purchaser as follows and the parties agree that references below to “the Company/MHC” mean that the representations and warranties are being made both as to the Company and as to Savings Bank of Maine, MHC, Savings Bank of Maine Bancorp and the Bank without the need of repeating the representations and warranties separately as to each entity:

(a) Subsidiaries. The Company/MHC has no direct or indirect Subsidiaries other than those listed in Schedule A hereto. Except as disclosed in Schedule A hereto, the Company owns, directly or indirectly, all of the capital stock or comparable equity interests of each Subsidiary free and clear of any and all Liens, and all the issued and outstanding shares of capital stock or comparable equity interest of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

(b) Organization and Qualification. The Company/MHC and each of its Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own or lease and use its properties and assets and to carry on its business as currently conducted. Neither the Company/MHC nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. The Company/MHC and each of its Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not in the reasonable judgment of the Company/MHC be expected to have a Material Adverse Effect. MHC is, and SBM will become, a duly registered savings bank holding company under HOLA. The Bank’s deposit accounts are insured up to applicable limits by the Federal Deposit Insurance Corporation, and all premiums and assessments required to be paid in connection therewith have been paid when due. The Company/MHC has conducted its business in compliance with all applicable federal, state and foreign laws, orders, judgments, decrees, rules, regulations, including all laws and regulations restricting activities of bank holding companies and banking organizations

(c) Authorization; Enforcement; Validity. The Company/MHC has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents to which it is a party and otherwise to carry out its obligations hereunder and thereunder, including, without limitation, for the Company to issue the Shares in accordance with the terms hereof. The Company/MHC’s execution and delivery of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby (including, but not limited to, the sale and delivery of the Shares) have been duly authorized by all necessary corporate action on the part of the Company/MHC, and no further corporate action is required by the Company/MHC, their Board of Directors or its stockholders in connection therewith other than in connection with the Required Approvals. Each of the Transaction Documents to which it is a party has been (or upon delivery will have been) duly executed by the Company/MHC and is, or when delivered in accordance with the terms hereof, will constitute the legal, valid and binding obligation of the Company/MHC enforceable against the Company/MHC in accordance with its terms, except (i) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law. There are no stockholder agreements, voting agreements, or other similar arrangements with respect to the Company/MHC’s capital stock to which any of the Company/MHC is a party or, to the Company/MHC’s Knowledge, between or among any of the Company/MHC’s stockholders.

(d) No Conflicts. The execution, delivery and performance by the Company/MHC of the Transaction Documents to which it is a party and the consummation by the Company/MHC of the transactions contemplated hereby or thereby (including, without limitation, the issuance of the Shares by the Company) do not and will not (i) conflict with or violate any provisions of the Company/MHC’s or any Subsidiary’s certificate or articles of incorporation, bylaws or otherwise result in a violation of the organizational documents of the Company/MHC or any Subsidiary, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would result in a default) under, result in the creation of any Lien upon any of the properties or assets of the Company/MHC or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any Material Contract, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company/MHC is subject (including federal and state securities laws and regulations and the rules and regulations, assuming the correctness of the representations and warranties made by the Purchaser herein, of any self-regulatory organization to which the Company/MHC or its securities are subject), or by which any property or asset of the Company/MHC is bound or affected.

(e) Filings, Consents and Approvals. Neither the Company/MHC nor any of its Subsidiaries is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company/MHC of the Transaction Documents (including, without limitation, the issuance of the Shares), other than (i) the filing of a Notice of Sale of Securities on Form D with the Commission under Regulation D of the Securities Act, and (vi) the approvals and non-objection letters from OTS set forth on Schedule B hereto (collectively, “Required Approvals”).

(f) Issuance of the Shares. The issuance of the Shares have been duly authorized and the Shares, when issued and paid for in accordance with the terms of the Transaction Documents, will be duly and validly issued, fully paid and non-assessable and free and clear of all Liens, other than restrictions on transfer provided for in the Transaction Documents or imposed by applicable securities laws, and shall not be subject to preemptive or similar rights. Assuming the accuracy of the representations and warranties of the Purchasers in this Agreement, the Shares will be issued in compliance with all applicable federal and state securities laws.

(g) Capitalization.

The authorized capital of the Company consists of (i) 100,000,000 shares of common stock, $.01 par value per share (the “Common Stock”), and 50,000,000 shares of preferred stock, $.01 par value of which 600,000 shares of Common Stock and no shares of preferred stock will be issued and outstanding on the Closing Date. All of the outstanding shares of Common Stock have been duly authorized, are fully paid and nonassessable and were issued in compliance with all applicable federal and state securities laws. (i) No shares of the Company’s outstanding capital stock are subject to preemptive rights or any other similar rights; (ii) except as described at page 71 of the PPM, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any shares of capital stock of the Company or any of its Subsidiaries; (iii) except for the Holding Company Loan as described at pages 12 and 15 of the PPM, there are no material outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing indebtedness of the Company or its Subsidiaries or by which the Company or its Subsidiaries is bound; (iv) except for the Registration Rights Agreement, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act; (v) there are no outstanding securities or instruments of the Company that contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries ; and (vi) the Company does not have any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement. There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Shares.

(h) Private Placement Memorandum. The PPM does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The information contained in the presentation of the Company dated May 2010 (a copy of which is attached hereto) is consistent with the information contained in the PPM.

(i) Financial Statements. The financial statements of the Company/MHC included in the PPM comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the balance sheet of the Company/MHC and its consolidated subsidiaries taken as a whole as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, Company/MHC has provided access to Purchaser in the Company’s Data Room, as described at page viii of the PPM, to MHC’s consolidated unaudited financial statements for the quarter ended March 31, 2010.

(j) Tax Matters. The Company/MHC (i) has prepared and filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith, with respect to which adequate reserves have been set aside on the books of the Company/MHC and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.

(k) Material Changes. Except as described at pages 80 – 83 of the PPM, since December 31, 2009, (i) there have been no events, occurrences or developments that have had or would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (ii) the Company/MHC has not incurred any material liabilities (contingent or otherwise) other than (A) trade payables, accrued expenses and other liabilities incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company/MHC’s financial statements pursuant to GAAP, (iii) the Company/MHC has not altered materially its method of accounting or the manner in which it keeps its accounting books and records, (iv) the Company/MHC has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, (v) the Company/MHC has not issued any equity securities to any officer, director or Affiliate and (vi) there has not been any material change or amendment to, or any waiver of any material right by the Company/MHC under, any Material Contract under which the Company/MHC or any of its Subsidiaries is bound or subject.

(l) Environmental Matters. Neither the Company/MHC nor any of its Subsidiaries (i) is in violation of any statute, rule, regulation, decision or order of any governmental agency or body or any court, domestic or foreign, relating to the use, disposal or release of hazardous or toxic substances or relating to the protection or restoration of the environment or human exposure to hazardous or toxic substances (collectively, “Environmental Laws”), (ii) owns or operates any real property contaminated with any substance that is in violation of any Environmental Laws, (iii) is liable for any off-site disposal or contamination pursuant to any Environmental Laws, or (iv) is subject to any claim relating to any Environmental Laws; in each case, which violation, contamination, liability or claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect; and, to the Company/MHC’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

(m) Litigation. There is no Action which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Shares or (ii) is reasonably likely to have a Material Adverse Effect, individually or in the aggregate, if there were an unfavorable decision. Neither the Company/MHC nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the Company/MHC’s knowledge, there is not pending or contemplated, any investigation by the Commission involving the Company/MHC or any current or former director or officer of the Company/MHC.

(n) Employment Matters. No material labor dispute exists or, to the Company/MHC’s Knowledge, is imminent with respect to any of the employees of the Company/MHC. None of the Company/MHC’s employees is a member of a union that relates to such employee’s relationship with the Company/MHC, and neither the Company/MHC nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company/MHC and each Subsidiary believes that its relationship with its employees is good. To the Company/MHC’s Knowledge, no executive officer is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of a third party, and to the Company/MHC’s Knowledge, the continued employment of each such executive officer does not subject the Company/MHC or any Subsidiary to any liability with respect to any of the foregoing matters. The Company/MHC is in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance would not have or reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.

(o) Compliance. Except with respect to the Holding Company Loan and the Regulatory Directives as described at pages 12 - 15 and 80 - 83 of the PPM, respectively, neither the Company/MHC nor any of its Subsidiaries (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company/MHC or any of its Subsidiaries under), nor has the Company/MHC or any of its Subsidiaries received written notice of a claim that it is in default under or that it is in violation of, any Material Contract (whether or not such default or violation has been waived), (ii) is in violation of any order of which the Company/MHC has been made aware in writing of any court, arbitrator or governmental body having jurisdiction over the Company/MHC or its properties or assets, or (iii) is in violation of, or in receipt of written notice that it is in violation of, any statute, rule or regulation of any governmental authority applicable to the Company/MHC, or which would have the effect of revoking or limiting FDIC deposit insurance.

(p) Regulatory Permits. The Company/MHC and each of its Subsidiaries possess or have applied for all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as currently conducted and as described in the PPM (“Material Permits”), and (i) neither the Company/MHC nor any of its Subsidiaries has received any notice in writing of proceedings relating to the revocation or material adverse modification of any such Material Permits and (ii) the Company/MHC is unaware of any facts or circumstances that would give rise to the revocation or material adverse modification of any Material Permits.

(q) Title to Assets. The Company/MHC and its Subsidiaries have good and marketable title to all real property and tangible personal property owned by them which is material to the business of the Company/MHC and its Subsidiaries, taken as a whole, in each case free and clear of all Liens except such as do not materially affect the value of such property or do not interfere with the use made and proposed to be made of such property by the Company/MHC and any of its Subsidiaries. Any real property and facilities held under lease by the Company/MHC and any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company/MHC and its Subsidiaries.

(r) Patents and Trademarks. The Company/MHC and its Subsidiaries own, possess, license or have other rights to use all foreign and domestic patents, patent applications, trade and service marks, trade and service mark registrations, trade names, copyrights, inventions, trade secrets, technology, Internet domain names, know-how and other intellectual property (collectively, the “Intellectual Property”) necessary for the conduct of their respective businesses as now conducted or as proposed to be conducted . Except where such violations or infringements would not have or reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect, (a) there are no rights of third parties to any such Intellectual Property; (b) there is no infringement by third parties of any such Intellectual Property; (c) there is no pending or threatened action, suit, proceeding or claim by others challenging the Company/MHC’s and its Subsidiaries’ rights in or to any such Intellectual Property; (d) there is no pending or threatened action, suit, proceeding or claim by others challenging the validity or scope of any such Intellectual Property; and (e) there is no pending or threatened action, suit, proceeding or claim by others that the Company/MHC and/or any Subsidiary infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others.

(s) Insurance. The Company/MHC and each of the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as the Company/MHC believes to be prudent and customary in the businesses and locations in which the Company/MHC and the Subsidiaries are engaged. Neither the Company/MHC nor any of its Subsidiaries has received any notice of cancellation of any such insurance, nor, to the Company/MHC’s Knowledge, will it or any Subsidiary be unable to renew their respective existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(t) Transactions With Affiliates and Employees. Except to Regulation O transactions set forth at page 78 of the PPM , none of the officers or directors of the Company/MHC and, to the Company’s Knowledge, none of the employees of the Company/MHC, is presently a party to any transaction with the Company/MHC or to a presently contemplated transaction (other than for services as employees, officers and directors).

(u) Internal Accounting Controls. The Company maintains internal control over financial reporting designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles and such internal control over financial reporting is effective.

(v) Certain Fees. No person or entity will have, as a result of the transactions contemplated by this Agreement, any valid right, interest or claim against or upon the Company/MHC or Purchaser for any commission, fee or other compensation pursuant to any agreement, arrangement or understanding entered into by or on behalf of the Company/MHC, other than KBW with respect to the offer and sale of the Shares (which placement agent fees are being paid by the Company/MHC) and service providers, including Yorkshire Capital, LLC, Crown NorthCorp and certain law firms, all of which fees constitute other VSC Plan expenses, which will not exceed $1.2 million, in the aggregate, as provided on the cover page to the Private Placement Memorandum and will be paid at or prior to the Closing. The Company/MHC shall indemnify, pay, and hold each Purchaser harmless against, any liability, loss or expense (including, without limitation, attorneys’ fees and out-of-pocket expenses) arising in connection with any such right, interest or claim.

(w) Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in[the Subscription Agreement and herein, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser under the Transaction Documents.

(x) Registration Rights. Other than the Purchaser and other purchasers of the Shares, no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

(y) Investment Company/MHC. Neither the Company/MHC nor any of its Subsidiaries is required to be registered as, and is not an Affiliate of, and immediately following the Closing will not be required to register as, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(z) Questionable Payments. Neither the Company/MHC nor any of its Subsidiaries, nor any directors, officers, nor to the Company/MHC’s Knowledge, employees, agents or other Persons acting at the direction of or on behalf of the Company/MHC or any of its Subsidiaries has, in the course of its actions for, or on behalf of, the Company/MHC: (a) directly or indirectly, used any corporate funds for unlawful contributions, gifts, entertainment or other unlawful expenses relating to foreign or domestic political activity; (b) made any direct or indirect unlawful payments to any foreign or domestic governmental officials or employees or to any foreign or domestic political parties or campaigns from corporate funds; (c) violated any provision of the Foreign Corrupt Practices Act of 1977, as amended, or (d) made any other unlawful bribe, rebate, payoff, influence payment, kickback or other material unlawful payment to any foreign or domestic government official or employee.

(aa) Acknowledgment Regarding Purchaser’s Purchase of Shares. The Company/MHC acknowledges and agrees that Purchaser is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company/MHC further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company/MHC (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by Purchaser or any of its representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchaser’s purchase of the Shares.

(bb) OFAC. Neither the Company/MHC nor any Subsidiary nor, to the Company/MHC’s Knowledge, any director, officer, agent, employee, Affiliate or Person acting on behalf of the Company/MHC or any Subsidiary is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company/MHC will not knowingly directly or indirectly use the proceeds of the sale of the Shares, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person or entity, towards any sales or operations in Cuba, Iran, Syria, Sudan, Myanmar or any other country sanctioned by OFAC or for the purpose of financing the activities of any Person currently subject to any U.S. sanctions administered by OFAC.

(cc) Money Laundering Laws. The operations of each of the Company/MHC and any Subsidiary are and have been conducted at all times in compliance with the money laundering statutes of applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any applicable governmental agency (collectively, the “Money Laundering Laws”) and to the Company/MHC’s Knowledge, no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company/MHC and/or any Subsidiary with respect to the Money Laundering Laws is pending or threatened.

(dd) No Additional Agreements. The Company/MHC does not have any agreement or understanding with any Person with respect to the transactions contemplated by the Transaction Documents other than as specified in the Transaction Documents and with other purchasers of the Shares pursuant to transaction documents which are substantially the same as and contain no more favorable terms than the Transaction Documents.

(ee) Reports, Registrations and Statements. Since December 31, 2008, the Company/MHC and each Subsidiary have filed all material reports, registrations and statements, together with any required amendments thereto, that it was required to file with OTS and any other applicable federal or state securities or banking authorities, except where the failure to file any such report, registration or statement would not have or reasonably be expected to have a Material Adverse Effect. All such reports and statements filed with any such regulatory body or authority are collectively referred to herein as the “Company/MHC Reports.” Except as described at pages 80 - 84 of the PPM, as of their respective dates, the Company/MHC Reports complied as to form in all material respects with all the rules and regulations promulgated by OTS and any other applicable foreign, federal or state securities or banking authorities, as the case may be.

(ff) Adequate Capitalization. As of December 31, 2009, MHC, Bancorp and the Bank did not meet or exceed the standards necessary to be considered “adequately capitalized” under their regulatory framework as described at pages 80 - 84 of the PPM. As of the Closing, the Company/MHC will be in compliance with the capital requirements under their regulatory framework as described at pages 11, 13, 22, 32 and 34 of the PPM.

(gg) Agreements with Regulatory Agencies; Compliance with Certain Banking Regulations. MHC, Bancorp and the Bank are subject to the Regulatory Directives described at pages 80 – 84 of the PPM regarding compliance with banking regulations. As of the Closing, the Company/MHC will be in compliance with the Regulatory Directives, including the capital requirements stated therein, as described at pages 11, 13, 22, 32 and 34 of the PPM.

The Company/MHC has no knowledge of any facts and circumstances, and has no reason to believe that any facts or circumstances exist, that would cause any of its Subsidiary banking institutions: (i) to be deemed not to be in satisfactory compliance with the Community Reinvestment Act and the regulations promulgated thereunder or to be assigned a CRA rating by federal or state banking regulators of lower than “satisfactory”; (ii) to be deemed to be operating in violation, in any material respect, of the Bank Secrecy Act, the Patriot Act, any order issued with respect to anti-money laundering by the U.S. Department of the Treasury’s Office of Foreign Assets Control, or any other anti-money laundering statute, rule or regulation; or (iii) to be deemed not to be in satisfactory compliance, in any material respect, with all applicable privacy of customer information requirements contained in any federal and state privacy laws and regulations as well as the provisions of all information security programs adopted by the Subsidiaries.

Each of the Company/MHC and each Subsidiary has properly administered all accounts for which it acts as a fiduciary, including accounts for which it serves as a trustee, agent, custodian, personal representative, guardian, conservator or investment advisor, in accordance with the terms of the governing documents, applicable federal and state law and regulation and common law. None of the Company/MHC, any Subsidiary or any director, officer or employee of the Company/MHC or any Subsidiary has committed any breach of trust or fiduciary duty with respect to any such fiduciary account that would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect and, except as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, the accountings for each such fiduciary account are true and correct and accurately reflect the assets of such fiduciary account.

(hh) No General Solicitation or General Advertising. Neither the Company/MHC nor any person acting on its behalf has engaged or will engage in any form of general solicitation or general advertising (within the meaning of Regulation D under the Securities Act) in connection with any offer or sale of the Shares.

(ii) Mortgage Banking Business.

(i) The Company/MHC and each of its Subsidiaries has complied with, and all documentation in connection with the origination, processing, underwriting and credit approval of any mortgage loan originated, purchased or serviced by the Company/MHC or any of its Subsidiaries satisfied, (A) all applicable federal, state and local laws, rules and regulations with respect to the origination, insuring, purchase, sale, pooling, servicing, subservicing, or filing of claims in connection with mortgage loans, including all laws relating to real estate settlement procedures, consumer credit protection, truth in lending laws, usury limitations, fair housing, transfers of servicing, collection practices, equal credit opportunity and adjustable rate mortgages, (B) the responsibilities and obligations relating to mortgage loans set forth in any agreement between the Company/MHC or any of its Subsidiaries and any Agency, Loan Investor or Insurer, (C) the applicable rules, regulations, guidelines, handbooks and other requirements of any Agency, Loan Investor or Insurer and (D) the terms and provisions of any mortgage or other collateral documents and other loan documents with respect to each mortgage loan; and

(ii) No Agency, Loan Investor or Insurer has (A) claimed in writing that the Company/MHC or any of its Subsidiaries has violated or has not complied with the applicable underwriting standards with respect to mortgage loans sold by the Company/MHC or any of its Subsidiaries to a Loan Investor or Agency, or with respect to any sale of mortgage servicing rights to a Loan Investor, (B) except as described at pages 23 and 80 - 84 of the PPM, imposed in writing restrictions on the activities (including commitment authority) of the Company/MHC or any of its Subsidiaries or (C) indicated in writing to the Company/MHC or any of its Subsidiaries that it has terminated or intends to terminate its relationship with the Company/MHC or any of its Subsidiaries for poor performance, poor loan quality or concern with respect to the Company/MHC’s or any of its Subsidiaries’ compliance with laws,

For purposes of this Section 4(gg): (A) “Agency” means the Federal Housing Administration, the Federal Home Loan Mortgage Corporation, the Farmers Home Administration (now known as Rural Housing and Community Development Services), the Federal National Mortgage Association, the Federal National Mortgage Association, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture or any other federal or state agency with authority to (i) determine any investment, origination, lending or servicing requirements with regard to mortgage loans originated, purchased or serviced by the Company/MHC or any of its Subsidiaries or (ii) originate, purchase, or service mortgage loans, or otherwise promote mortgage lending, including state and local housing finance authorities; (B) “Loan Investor” means any person (including an Agency) having a beneficial interest in any mortgage loan originated, purchased or serviced by the Company/MHC or any of its Subsidiaries or a security backed by or representing an interest in any such mortgage loan; and (C) “Insurer” means a person who insures or guarantees for the benefit of the mortgagee all or any portion of the risk of loss upon borrower default on any of the mortgage loans originated, purchased or serviced by the Company/MHC or any of its Subsidiaries, including the Federal Housing Administration, the United States Department of Veterans’ Affairs, the Rural Housing Service of the U.S. Department of Agriculture and any private mortgage insurer, and providers of hazard, title or other insurance with respect to such mortgage loans or the related collateral.

(jj) ERISA. The Company/MHC is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company/MHC would have any liability; the Company/MHC has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company/MHC would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

ARTICLE V

COVENANTS

(a) The Company shall provide and send to Purchaser (i) within 90 days after the end of its fiscal year its audited financial statements for its fiscal year prepared in accordance with generally accepted accounting principles and certified by its Chief Financial Officer and (ii) within 45 days after the end of each fiscal quarter its unaudited financial statements for such quarter, all in form and substance consistent with financial statements presented to the Company’s regulatory authorities.

(b) The Company shall not amend the Escrow Agreement without the prior written consent of the Purchaser.

ARTICLE VI

TERMINATION

This Agreement may be terminated and the sale and purchase of the Shares abandoned at any time prior to the Closing by either the Company or Purchaser upon written notice to the other, if the Closing has not been consummated on or prior to 5:00 p.m., New York City time, on the Outside Date; provided, however, that the right to terminate this Agreement under this Article VI shall not be available to any Person whose failure to comply with its obligations under this Agreement has been the cause of or resulted in the failure of the Closing to occur on or before such time. Nothing in this Article VI shall be deemed to release any party from any liability for any breach by such party of the terms and provisions of this Agreement or the other Transaction Documents or to impair the right of any party to compel specific performance by any other party of its obligations under this Agreement or the other Transaction Documents. Upon a termination in accordance with this Section, the Company and Purchaser shall not have any further obligation or liability (including arising from such termination) to the other, and Purchaser will have any liability to any other purchaser of Shares.

SBM Financial, Inc.

By:
Name:
Title:

Date: